Income (expense) from investments (Tables)	12 Months Ended
Dec. 31, 2019
Income (expense) from investments
Schedule of other gain (loss) from investments	Other gain (loss) from investments

(€ million)	2019	2018	2017
Dividends	247	231	205
Net gain (loss) on disposals	19	22	163
Other net income (expense)	15	910	(33)
	281	1,163	335